SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549

                              FORM 8-K

                           CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(D) OF THE
                   SECURITIES EXCHANGE ACT OF 1934

                   Date of Report: March 13, 1998




                       R.G. BARRY CORPORATION
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       (Exact name of registrant as specified in its charter)



OHIO                              002-92577                  31-4362899
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(State or other                (Commission File            (I.R.S. Employer
 jurisdiction of                    Number)                 Identification
 incorporation)                                             Number)


13405 Yarmouth Road, N.W.
Pickerington, OH                                               43147
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(Address of principal executive offices)                     (Zip Code)


                           (614) 864-6400
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(Registrant's telephone number, including area code)


                                 N/A
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    (Former name or former address, if changed since last report)





Item 5.  Other Events.

            On February 19, 1998, the Board of Directors of R.G. Barry Corporation (the "Company") approved the extension of the benefits afforded by the Company's existing Shareholders Rights Plan by adopting a new Shareholders Rights Plan. The new Shareholders Rights Plan, like the existing Shareholders Rights Plan, is intended to promote continuity and stability, deter coercive or partial offers which will not provide full and fair value to all shareholders and enhance the Board of Directors' ability to represent all shareholders and thereby maximize shareholder value.

            Pursuant to the new Rights Agreement between the Company and The Bank of New York, as Rights Agent (the "1998 Rights Agreement"), one right ("Right") will be issued for each Common Share, par value $1.00 per share, of the Company outstanding at the close of business on March 16, 1998. Each of the new Rights will entitle the registered holder to purchase from the Company a unit consisting of one one-hundredth of a share of Series I Junior Participating Class A Preferred Shares, par value $1.00 per share, at a price of $40.00. The Rights generally will not become exercisable unless and until, among other things, any person acquires 20% or more of the outstanding Common Shares. The new Rights are generally redeemable at $0.01 per Right at any time until 10 business days following a public announcement that a 20% or greater position in the Company's Common Shares has been acquired and will expire, unless earlier redeemed or extended, on March 16, 2008.

            A description of the new Rights is set forth in the 1998 Rights Agreement, a copy of which is filed herewith and incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit No.       Description

     4 Rights Agreement, dated as of February 19, 1998, between R.G. Barry Corporation and The Bank of New York, which includes as Exhibit B thereto, the Form of Rights Certificate.





                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    R.G. BARRY CORPORATION
                                           (Registrant)



                                    BY: /s/ Richared L. Burrell
                                       --------------------------------
                                       Name:  Richard L. Burrell
                                       Title: Vice President



Dated:   March 13, 1998





                             INDEX TO EXHIBITS


    Exhibit No.                   Description                        Page
    -----------                   -----------                        ----
          4           Rights Agreement, dated as of                    5
                      February 19, 1998 between R.G.
                      Barry Corporation and Bank of New
                      York, which includes as Exhibit B
                      thereto, the Form of Rights
                      Certificate.